(ICON)
Prudential
Balanced Fund

ANNUAL
REPORT
July 31, 1998
(LOGO)

Prudential Balanced Fund
Performance At A Glance.
Over the past year, stock market advances were concentrated in the shares of a few companies with histories of reliable earnings growth. We increased our holdings of these blue chip stocks over our reporting period, but we trailed the Lipper average primarily because we didn't hold as much as our peers. We held a significant representation of midsize companies, which were out of favor, while the value stocks we bought in the second quarter of 1998 continued to be overlooked by investors. Our bond holdings increased our return, however.

Cumulative
Total
Returns1
As of 7/31/98

                              One            Five           Ten          Since
                              Year           Years         Years        Inception2
            Class A              5.05%         65.54%         N/A           155.49%
            Class B              4.28          59.47        173.22%         165.18
            Class C              4.28           N/A           N/A            56.53
            Class Z              5.37           N/A           N/A            34.65
            Lipper Balanced
            Fund Avg.3           9.79          88.28        231.66            ***

Average
Annual Total
Returns1
As of 6/30/98
                              One            Five           Ten          Since
                              Year           Years         Years        Inception2
            Class A              8.29%         10.24%         N/A            11.48%
            Class B              8.28          10.42         10.84%           9.77
            Class C             12.28           N/A           N/A            13.01
            Class Z             14.42           N/A           N/A            15.07

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee.

2Inception dates: Class A, 1/22/90; Class B, 9/15/87; Class C, 8/1/94; Class Z, 3/1/96.

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Balanced Fund category.

***Lipper Since Inception returns are 182.85% for Class A; 224.03% for Class B; 84.11% for Class C; and 42.98% for Class Z based on all funds in each share class.

       How Investments Compared.
           (As of 7/31/98)
               (GRAPH)
  U.S.       General        General          U.S.
Growth        Bond         Muni Debt        Taxable
Funds         Funds          Funds        Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Warren Spitz, Jeff Rose, Barbara Kenworthy, Fund Managers
Portfolio
Managers' Report
The Prudential Balanced Fund invests in a diversified portfolio of stocks, bonds and money market instruments. The Fund buys stocks of larger, more mature companies or smaller, faster-growing companies. It may invest in investment-grade debt securities and up to 25% of its assets in bonds rated below investment grade, commonly known as junk bonds. These are subject to greater credit risk, but also may provide greater returns. There can be no assurance that the Fund will achieve its investment objective of high total return consistent with moderate risk.

Balance and Diversification.
The aim of a balanced fund is to increase the consistency of returns by reducing exposure to each of the component asset classes. Because different asset classes perform differently over time, holding more than one class often dilutes the impact of market movements. We diversified even more by dividing our stock holdings into value and growth portions. Historically, these two investment styles alternate in periods of superior performance. Whichever style is doing best, your Fund will share in that strength.

Strategy Session.
Blue Chips Won.
As the long bull market in stocks grew older, investors focused increasingly on a few very large stable companies, while stocks of other companies did not keep pace. These neglected stocks became today's value investments -- underpriced when compared with other companies that have similar earnings prospects. They included industrial companies (such as metals and chemicals), energy companies, and economically sensitive consumer stocks (such as autos, retailers, and housing-related companies).

Our strategy has been to buy some of the market-leading blue chips (such as drug companies, software companies, electronics firms, and financials) so we could participate in today's successes, and also some of the inexpensive value stocks so we could share in the gains when market leadership changes. Our stock allocation isn't all in one style basket.

We Liked Treasuries.
In bonds, the Asian financial situation pushed down the value of most foreign bonds. We substantially reduced our foreign holdings at an opportune rebound in 1998. We also reduced our holdings of U.S. corporate bonds. We began to hold more U.S. Treasuries -- the world's safe haven -- which have increased in value as the global financial picture became more turbulent.

          Portfolio Composition.
  Sectors expressed as a percentage of
    total net assets as of 7/31/98.
              (PIE CHART)

What Went Well.
A Growth Year.
We shared in the gains of some of the large-growth companies such as Pfizer, Microsoft, and Ford. We benefited from our focus on the leisure industry, with Walt Disney and the smaller company, Carnival Corporation. In technology, Uniphase, a fiber optic and semiconductor capital equipment company, and Cisco, the networking company, both had substantial returns. The telephone company WorldCom, the first company since the breakup of the Bell telephone system to offer both local and long-distance service, also made a strong contribution to our return.

We bought AIG, an insurance company, late in the reporting period, and it returned 22% in the relatively short time since.

Our sales of foreign and U.S. corporate bonds protected the return on our portfolio, although our substantial foreign holdings at the beginning of the period hurt.

Five Largest Equity Holdings.
1.5%            Duke Energy Corp.
                Electrical Services
1.3%            Exxon Corp.
                Oil & Gas
1.2%            Federal National Mortgage
                Financial Services
1.1%            Enron Corp.
                Oil & Gas Equipment
                & Services
1.1%            Manor Care
                Hospital Management

Expressed as a percentage of net assets as of 7/31/98.

And Not So Well.
We Sought Value.
Late in March, we began adding value stocks to our equity holdings to increase our diversification. Since then, value stocks as a group -- and smaller companies generally -- have trailed growth stocks by a large margin, as investors focused on large-growth companies that they believed were not as vulnerable to an economic slowdown. Our retailers and home builders, value style purchases that had been doing well recently, gave up some of their gains. Some of the stocks we bought particularly inexpensively, such as RJR Nabisco and oil service companies, continued to languish. However, these companies were so inexpensive that we think their balance of upward potential to downward is very favorable.

Our real estate investment trusts (REITs) also suffered from the fear of an economic slowdown. However, we believe their prospects for earnings growth are excellent compared with the average stock and they are very inexpensive on a number of value measurements. We see this as a good opportunity.
-------------------------------------------------------------------------------
                              1

Looking Ahead.
The stock market has been rising for several years, carried by large increases in earnings. But the rate of corporate earnings growth slowed and the prices of companies with more stable earnings rose so fast that now these stocks are quite expensive compared to the overall market. Recently, the most expensive stocks have continued to outperform when most stocks declined. We believe this trend toward wider and wider value differentials cannot continue for long. We are watching for signs of weakening earnings in the market leaders we own and we are focusing our purchases on stocks that are less expensive.

The U.S. economy is growing at a moderate rate that is unlikely to generate bottlenecks or ignite inflation. We believe a much broader range of companies have good earnings prospects than recent stock price trends reflect. That spells opportunity to us. However, because of the increased uncertainty of economic growth, we reduced our holdings of corporate bonds and are looking for advantageous opportunities to increase our average maturity and thereby benefit should rates fall. The Federal Reserve may reduce interest rates if the economy slows enough. An August decline in the value of Russian bonds will affect our return somewhat, although our Russian holdings are small.

                            (PHOTOS)
Warren E. Spitz         Jeffrey T. Rose, CFA        Barbara L. Kenworthy
Portfolio Manager       Portfolio Manager           Portfolio Manager
Equities                Equities                    Bonds
-------------------------------------------------------------------------------
                             2

A Matter of Balance.
Portfolio Co-Managers Warren Spitz, Jeff Rose, and Barbara Kenworthy review today's markets.

Q. Does the current uncertainty in the stock market mean that stocks have peaked?

A. Warren Spitz: No one really knows. That's why it is a good idea to own stocks, bonds, and cash to smooth your return over time. We do know that our balanced fund will have some assets in the best-performing asset class, whichever that is. And our return is likely to be more stable than that of either stocks or bonds alone.

Q. How is the diversification into both value and growth stocks working?

A. Warren Spitz: As we expected, value stocks and growth stocks have not performed the same way. Since we added a value strategy, our growth stocks have outperformed the S&P 500 Index, while we purchased value stocks at lower prices (for each dollar of earnings) than growth stocks command. Should the economy continue to slow and/or earnings growth continue to falter, our value stocks are less likely to disappoint their investors. And when the economy resumes its growth, they have more room for striking gains. We believe the volatility of our returns has been reduced by this strategy.

Q. Can the market leaders become too expensive for a growth investor?

A. Jeff Rose: Yes. Although we are willing to pay a premium for stable earnings growth, so are many other investors. At some price for each company, it makes sense for us to take our profits and look for less popular growth companies. We are watching our stocks particularly carefully because we think some may be approaching that point.

Q. If you sell growth stocks because they have become too expensive, what can you buy?
A. Jeff Rose: The market has become more and more focused on just a few companies, which are the ones that are becoming too expensive. There are other blue chip companies with stable earnings that are not quite as expensive. Our overall strategy will remain the same, but we will buy more reasonably priced stocks. We are likely to remain focused in the health care and technology industries.

Q. Bonds have lagged stocks for several years. What is their role in a balanced portfolio?

A. Barbara Kenworthy: Corporate earnings and stock prices have been unusually high in the recent past. As the volatility of stock prices increases, bonds are like a flywheel that stabilizes your portfolio's returns. If the rate of economic growth continues to slow, as it has been doing, the Federal Reserve is likely to reduce interest rates. This increases the value of outstanding bonds with higher yields. So, the very slowing of growth that would decrease corporate earnings can increase bond prices. This is a portfolio safety mechanism.
-------------------------------------------------------------------------------
                               3

President's Letter                                     September 8, 1998
(PHOTO)
                       Managing Expectations.
Dear Shareholder:
For nearly eight years we've enjoyed above-average, double-digit returns from stocks -- a bull market of unprecedented duration. As a result, many of us have grown accustomed to seeing the Dow Jones Industrial Average, the S&P 500 and other market indexes set new records. That's why the fluctuations normally seen in financial markets may take investors by surprise.

Although the media have given ample coverage to the factors that have caused concern in 1998, we'd like to remind you that there is also good news to report: the U.S. economy is healthy and continues to grow. Inflation remains subdued and employment is strong.

Even with a sound economy, it isn't easy to maintain your investment discipline when the market is fluctuating. Here are some thoughts that may help:

- Manage Your Expectations. Experienced mutual fund investors understand that financial markets rise and fall. Over time, however, stocks and bonds have produced attractive returns that have kept ahead of inflation.

- Don't Invest Emotionally. If you have long-term (several years or longer) investment goals, it may be counterproductive to sell an investment in reaction to short-term market fluctuation. Over the course of several years, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- Diversification Lessens Risk. Market sectors seldom move in tandem. A well-diversified portfolio that includes stock, bond, and money market mutual funds can lessen the effects of market volatility over time.

- We're On Your Side. Your Prudential professional can help you understand what's happening in the markets. He or she can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call your Prudential professional today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                              4

Portfolio of Investments as of July 31, 1998            PRUDENTIAL BALANCED FUND

Shares     Description                              Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--90.2%
COMMON STOCKS--59.9%
------------------------------------------------------------
Advertising--0.6%
 121,000   Interpublic Group of Companies, Inc.     $   7,290,250
------------------------------------------------------------
Airlines--0.2%
 303,600   Trans World Airlines, Inc.                   2,523,675
------------------------------------------------------------
Automobiles--1.9%
 188,200   Ford Motor Co.                              10,715,638
 161,000   General Motors Corp.                        11,642,312
                                                    -------------
                                                       22,357,950
------------------------------------------------------------
Banks--2.4%
 122,600   Chase Manhattan Corp.                        9,271,625
 187,692   First Union Corp.                           11,308,443
 216,200   Norwest Corp.                                7,769,687
                                                    -------------
                                                       28,349,755
------------------------------------------------------------
Beverages--1.0%
 304,200   PepsiCo, Inc.                               11,806,763
------------------------------------------------------------
Chemicals--2.0%
 344,800   Agrium, Inc. (Canada)                        4,069,246
 121,200   Dow Chemical Co.                            10,998,900
 368,600   Geon Co.                                     8,270,462
                                                    -------------
                                                       23,338,608
------------------------------------------------------------
Commercial Services--0.6%
 409,700   Cendant Corp.(a)                             7,092,931
------------------------------------------------------------
Computer Software & Services--3.1%
 150,000   BMC Software, Inc.(a)                        7,396,875
 309,600   Compaq Computer Corp.                       10,178,100
  50,700   Computer Associates International,
             Inc.                                       1,682,606
 103,100   Microsoft Corp.(a)                       $  11,353,888
 217,200   Unisys Corp.(a)                              5,986,575
                                                    -------------
                                                       36,598,044
------------------------------------------------------------
Construction--1.8%
 283,500   Hanson PLC (ADR)                             7,300,125
 229,200   J. Ray McDermott, S.A.(a)                    6,474,900
 195,900   US Home Corp.(a)                             7,334,006
                                                    -------------
                                                       21,109,031
------------------------------------------------------------
Diversfied Consumer Products--5.1%
  86,300   Avon Products, Inc.                          7,464,950
 109,700   Colgate-Palmolive Co.                       10,140,394
 272,000   The Dial Corp.                               6,494,000
 188,800   Gillette Co.                                 9,888,400
 103,300   Illinois Tool Works, Inc.                    5,791,256
  81,400   Estee Lauder Cos., Inc.                      5,229,950
 101,300   Procter & Gamble Co.                         8,040,687
  74,000   The Unilever Group PLC (ADR)
             (United Kingdom)                           5,143,000
                                                    -------------
                                                       58,192,637
------------------------------------------------------------
Diversified Operations--0.9%
 116,150   General Electric Co.                        10,373,647
------------------------------------------------------------
Electrical Services--2.2%
 298,200   Duke Energy Corp.                           17,034,675
 214,200   Texas Utilities Co.                          8,581,387
                                                    -------------
                                                       25,616,062
------------------------------------------------------------
Electronics--2.7%
  88,900   Intel Corp.                                  7,506,494
 281,700   Mattel, Inc.                                10,827,843

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of July 31, 1998            PRUDENTIAL BALANCED FUND

Shares     Description                              Value (Note 1)
------------------------------------------------------------
Electronics (cont'd.)
 215,500   Uniphase Corp.(a)                        $  10,775,000
 155,500   VLSI Technology, Inc.(a)                     2,488,000
                                                    -------------
                                                       31,597,337
------------------------------------------------------------
Entertainment--1.3%
 145,500   Carnival Corp.                               5,374,406
 263,100   The Walt Disney Co.                          9,060,506
                                                    -------------
                                                       14,434,912
------------------------------------------------------------
Financial Services--3.6%
  24,622   Associates First Capital Corp.               1,912,822
 111,500   Bear Stearns Co., Inc.                       6,271,875
 230,900   Federal National Mortgage Association       14,315,800
 326,300   MBNA Corp.                                  10,931,050
 108,400   Providian Financial Corp.                    8,516,175
                                                    -------------
                                                       41,947,722
------------------------------------------------------------
Foods--0.5%
 106,700   Bestfoods                                    5,935,188
------------------------------------------------------------
Hospital Management--2.7%
 335,200   Columbia/HCA Healthcare Corp.                9,553,200
 363,600   Healthsouth Corp.(a)                         9,135,450
 333,100   Manor Care, Inc.                            12,428,794
                                                    -------------
                                                       31,117,444
------------------------------------------------------------
Insurance--2.0%
  80,150   American International Group, Inc.          12,087,622
 120,000   Provident Companies, Inc.                    4,425,000
  95,099   Travelers Group, Inc.                        6,371,633
                                                    -------------
                                                       22,884,255
Hotels & Leisure--0.3%
 128,600   Hilton Hotels Corp.                      $   3,239,113
------------------------------------------------------------
Media--0.8%
 284,600   CBS Corp.(a)                                 9,658,613
------------------------------------------------------------
Medical Products & Services--1.7%
  77,200   Cardinal Health, Inc.                        7,416,025
 179,200   Health Care & Retirement Corp.(a)            6,764,800
  93,500   Tyco International Ltd.                      5,791,156
                                                    -------------
                                                       19,971,981
------------------------------------------------------------
Medical Technology--1.4%
  49,000   Abbott Laboratories                          2,036,562
 260,100   HBO & Co.                                    7,664,822
 111,600   IMS Health, Inc.                             7,009,875
                                                    -------------
                                                       16,711,259
------------------------------------------------------------
Metals-Nonferrous--2.1%
 175,600   Aluminum Co. of America                     12,171,275
 123,200   Reynolds Metals Co.                          6,468,000
 203,900   UCAR International Inc.(a)                   5,377,863
                                                    -------------
                                                       24,017,138
------------------------------------------------------------
Mining--0.5%
 291,000   Newmont Mining Corp.                         5,492,625
------------------------------------------------------------
Networking--1.0%
 119,900   Cisco Systems, Inc.(a)                      11,480,425
------------------------------------------------------------
Oil & Gas--3.0%
 213,100   Exxon Corp.                                 14,943,637
 477,200   McDermott International, Inc.               12,377,375
 376,800   Pioneer Natural Resources Co.                7,418,250
                                                    -------------
                                                       34,739,262

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of July 31, 1998            PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Shares     Description                              Value (Note 1)
------------------------------------------------------------
Oil & Gas Equipment & Services--2.4%
 237,800   Enron Corp.                              $  12,588,537
  91,536   Marketspan Corp.                             2,522,961
 125,200   Schlumberger Ltd.                            7,582,425
 412,200   Western Gas Resources, Inc.                  4,766,063
                                                    -------------
                                                       27,459,986
------------------------------------------------------------
Paper & Forest Products--0.8%
 194,000   Longview Fibre Co.                           2,279,500
 322,900   Louisiana-Pacific Corp.                      6,437,819
                                                    -------------
                                                        8,717,319
------------------------------------------------------------
Pharmaceuticals--2.6%
  91,000   Bristol Myers Squibb Co.                    10,368,313
  76,250   Merck & Co., Inc.                            9,402,578
  90,500   Pfizer, Inc.                                 9,955,000
                                                    -------------
                                                       29,725,891
------------------------------------------------------------
Real Estate Investment Trust--1.9%
 171,300   CCA Prison Realty Trust,                     3,693,656
 229,800   Crescent Real Estate Equities Co.            6,750,375
 252,200   Patriot American Hospitality, Inc.           4,791,800
 183,100   Vornado Realty Trust                         6,614,488
                                                    -------------
                                                       21,850,319
------------------------------------------------------------
Retail--3.5%
 253,200   American Stores Co.                          5,871,075
 144,300   CVS Corp.                                    5,916,300
 291,000   Kmart Corp.(a)                           $   4,746,937
 161,200   Proffitt's, Inc.(a)                          5,077,800
  80,100   Rite Aid Corp.                               3,163,950
 183,600   Sears Roebuck & Co.                          9,317,700
 261,900   The Limited, Inc.                            7,022,194
                                                    -------------
                                                       41,115,956
------------------------------------------------------------
Steel - Producers--0.8%
 183,600   AK Steel Holding Corp.                       2,926,125
 310,400   British Steel PLC (ADR) (United
             Kingdom)                                   6,499,000
                                                    -------------
                                                        9,425,125
------------------------------------------------------------
Telecommunications--1.1%
  95,200   Alcatel Alsthom, Inc.                        3,730,650
  58,400   Omnipoint Corp.(a)                           1,230,050
 142,800   WorldCom, Inc.(a)                            7,550,550
                                                    -------------
                                                       12,511,250
------------------------------------------------------------
Tobacco--1.0%
 101,900   Philip Morris Co., Inc.                      4,464,494
 286,100   RJR Nabisco Holdings Corp.                   6,991,569
                                                    -------------
                                                       11,456,063
------------------------------------------------------------
Waste Management--0.4%
  92,400   Waste Management, Inc.(a)                    5,093,550
                                                    -------------
           Total common stocks
             (cost $646,090,146)                      695,232,086
                                                    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of July 31, 1998            PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--30.3%
CORPORATE BONDS--23.9%
------------------------------------------------------------
Aerospace--0.3%
Baa1             3,000    Raytheon Co., Sr. Note,
                            5.95%, 3/15/01            $    2,987,550
------------------------------------------------------------
Airlines--0.5%
Baa3             5,000    United Airlines, Inc.,
                            10.67%, 5/1/04                 5,954,000
------------------------------------------------------------
Automobiles--0.2%
Ba1              2,000    Navistar International
                            Corp., Sr. Note,
                            7.00%, 2/1/03                  2,007,500
------------------------------------------------------------
Banks--1.2%
A1               3,900    Bank Nova Scotia NY,
                            6.50%, 7/15/07                 3,934,125
Baa3             3,000    Capital One Bank,
                            Sr. Note,
                            7.08%, 10/30/01                3,062,010
A1               2,100    National Australia Bank
                            Ltd.,
                            6.40%, 12/10/07                2,161,362
Baa1             5,000    Skandinaviska Enskilda
                            Banken,
                            7.50%, 3/29/49                 5,170,000
                                                      --------------
                                                          14,327,497
------------------------------------------------------------
Cable & Pay Television Systems--0.4%
Ba3              2,000    Century Communications
                            Corp., Sr. Note,
                            9.75%, 2/15/02                 2,150,000
Baa3             2,000    Comcast Cable
                            Communications,
                            8.375%, 5/1/07                 2,229,380
                                                      --------------
                                                           4,379,380
------------------------------------------------------------
Chemicals--0.2%
Ba3              2,000    ISP Holdings, Inc.,
                            Sr. Note,
                            9.75%, 2/15/02                 2,110,000
Computer Software--0.3%
Baa1          $  4,000    Computer Associates
                            International, Inc.,
                            6.375%, 4/15/05           $    3,931,720
------------------------------------------------------------
Diversified Products--0.3%
Baa1             1,000    SB Treasury Co.,
                            9.40%, 12/29/49                  995,000
A3               3,000    Tokai Preferred Cap, LLC
                            1.00%, 12/29/49                2,786,250
                                                      --------------
                                                           3,781,250
------------------------------------------------------------
Engineering--0.1%
Ba2              1,200    CSC Holdings, Inc.,
                            Sr. Note,
                            7.625%, 7/15/18                1,205,400
------------------------------------------------------------
Entertainment--0.5%
Baa3             5,000    Royal Caribbean Cruises
                            Ltd.,
                            Sr. Note,
                            8.25%, 4/1/05                  5,390,000
------------------------------------------------------------
Financial Services--7.7%
B2               5,000    Advanta Corp.,
                            7.25%, 8/16/99                 4,931,450
Baa3             9,500    AT&T Capital Corp.,
                            6.41%, 8/13/99                 9,542,750
Ba2              4,000    Conseco Finance Trust,
                            8.796%, 4/1/27                 4,393,640
                          Contifinancial Corp.,
                            Sr. Notes,
Ba1              5,000    8.375%, 8/15/03                  5,035,700
Ba1              3,300    8.125%, 4/1/08                   3,187,437
A3               3,300    ERP Operating, LP,
                            6.63%, 4/13/05                 3,290,694
Aa3             11,000    Team Fleet Financing
                            Corp.,
                            7.35%, 5/15/03                11,464,062
                          Ford Motor Credit Co.,
                            Notes,
A1               6,000    7.32%, 5/23/02                   6,060,000
A1               5,000    7.75%, 3/15/05                   5,390,000
Baa1            17,000    Lehman Brothers Holdings, Inc.,
                            6.33%, 8/1/00                17,084,150

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of July 31, 1998            PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
A2            $ 18,000    Salomon, Inc.,
                            7.30%, 5/15/02            $   18,625,140
                                                      --------------
                                                          89,005,023
------------------------------------------------------------
Foods--0.3%
Baa3             3,400    Kroger Co., Sr. Note,
                            6.375%, 3/1/08                 3,365,082
------------------------------------------------------------
Hotels & Leisure--0.6%
                          ITT Corp., Notes,
Ba1              3,500    6.25%, 11/15/00                  3,414,635
Ba1              3,500    6.75%, 11/15/03                  3,372,390
                                                      --------------
                                                           6,787,025
------------------------------------------------------------
Industrial--0.6%
                          Scotia Pacific Co.,
A3               2,200    7.11%, 1/20/14                   2,170,256
Baa2             4,800    7.71%, 1/20/14                   4,781,280
                                                      --------------
                                                           6,951,536
------------------------------------------------------------
Media--1.9%
Baa3            14,000    News America Holdings
                            Inc.,
                            6.703%, 5/21/04               14,140,000
Baa3             5,500    Time Warner, Inc.,
                            8.11%, 8/15/06                 6,043,070
Ba2              1,850    Viacom, Inc.,
                            7.75%, 6/1/05                  1,962,943
                                                      --------------
                                                          22,146,013
------------------------------------------------------------
Oil & Gas Equipment & Services--0.8%
Baa2             3,500    BJ Services Co., Sr.
                            Note,
                            7.00%, 2/1/06                  3,571,190
                          R & B Falcon Corp.,
                            Sr. Notes,
Ba1              5,000    6.50%, 4/15/03                   4,968,400
Ba1              1,500    7.375%, 4/15/18                  1,440,000
                                                      --------------
                                                           9,979,590
------------------------------------------------------------
Packaging--0.2%
Ba1              2,100    Owens Illinois Inc.,
                            7.50%, 5/15/10                 2,120,832
Paper & Forest Products--0.2%
Baa3          $  2,000    Fort James Corp., Note,
                            6.234%, 3/15/01           $    2,000,440
------------------------------------------------------------
Real Estate Investment Trust--0.1%
Baa3               550    Colonial Realty, LP,
                            Sr. Note,
                            7.00%, 7/14/07                   546,975
Baa2               500    First Industrial Realty
                            Trust
                            7.60%, 7/15/28                   493,325
                                                      --------------
                                                           1,040,300
------------------------------------------------------------
Restaurants--0.6%
                          Darden Restaurants, Inc.,
Baa1             2,500    6.375%, 2/1/06                   2,389,025
Baa1             4,500    7.125%, 2/1/16                   4,435,650
                                                      --------------
                                                           6,824,675
------------------------------------------------------------
Retail--1.6%
                          Federated Dept. Stores,
                            Inc.,
Baa2             7,500    8.125%, 10/15/02                 7,958,625
Baa2             2,500    8.50%, 6/15/03                   2,715,000
Baa2             2,000    10.00%, 2/15/01                  2,168,800
Ba2              2,000    Fred Meyer, Inc.,
                            7.375%, 3/1/05                 2,001,160
Ba2              5,000    Kmart Corp.,
                            8.125%, 12/1/06                5,225,000
                                                      --------------
                                                          20,068,585
------------------------------------------------------------
Telecommunications--1.1%
A3               2,000    Cable & Wireless
                            Communication, Note,
                            6.375%, 3/6/03                 2,004,480
Ba1              3,000    LCI International Inc.,
                            7.25%, 6/15/07                 3,078,240
Baa3             7,000    Tele-Communications,
                            Inc., Sub. Deb.,
                            9.25%, 4/15/02                 7,667,100
                                                      --------------
                                                          12,749,820
------------------------------------------------------------
Transportation/Trucking/Shipping--1.9%
Baa2            10,000    CSX Corp., Sub. Deb.,
                            7.45%, 5/1/07                 10,623,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of July 31, 1998            PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
Transportation/Trucking/Shipping (cont'd.)
Baa1          $ 11,000    Norfolk Southern Corp.,
                            Note,
                            6.95%, 5/1/02             $   11,296,120
                                                      --------------
                                                          21,920,020
------------------------------------------------------------
Utilities--2.1%
Aaa              3,000    California
                            Infrastructure, PG&E,
                            6.32%, 9/25/05                 3,030,000
                          Cleveland Electric
                            Illuminating,
Ba1              3,000    7.19%, 7/1/00                    3,044,400
Ba1              2,000    7.67%, 7/1/04                    2,091,200
Baa1               450    Hyder, PLC
                            6.875%, 12/15/07                 457,236
                          Niagara Mohawk Power Corp.,
Ba1              2,875    6.875%, 4/1/03                   2,920,799
Ba1              4,500    7.375%, 8/1/03                   4,682,070
Ba1              2,000    8.00%, 6/1/04                    2,138,660
Ba2              6,000    Western Massachusetts
                            Electric Co.,
                            7.375%, 7/1/01                 6,088,800
                                                      --------------
                                                          24,453,165
------------------------------------------------------------
Waste Management--0.1%
Baa3             1,000    USA Waste Services, Inc.,
                            Note,
                            6.125%, 7/15/01                  998,020
                          Total corporate bonds
                            (cost $270,416,937)          276,484,423
                                                      --------------
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--6.1%
                          United States Treasury Bonds,
                 4,026    3.625%, 4/15/28                  3,974,151
                27,000    8.125%, 8/15/19                 34,488,180
                24,450    6.125%, 11/15/27                25,844,383
                          United States Treasury Notes,
                 1,100    5.50%, 2/15/08                   1,095,182
                 3,050    5.625%, 5/15/08                  3,078,578
                 1,250    6.125%, 8/15/07                  1,297,075
                   900    7.25%, 5/15/04                     974,394
                                                      --------------
                          Total U.S. government
                            securities
                            (cost $70,831,066)            70,751,943
                                                      --------------
FOREIGN GOVERNMENT BONDS--0.3%
Ba2           $  4,000    City of Moscow, (Russia)
                            9.50%, 5/31/00            $    3,440,000
B+(b)              500    City of St. Petersburg,
                            (Russia)
                            9.50%, 6/18/02                   350,000
                                                      --------------
                          Total foreign government
                            (cost $4,518,260)              3,790,000
                                                      --------------
                          Total debt obligations
                            (cost $345,766,263)          351,026,366
                                                      --------------
                          Total long-term
                            investments
                            (cost $991,856,409)        1,046,258,452
                                                      --------------
SHORT-TERM INVESTMENTS--9.0%
CORPORATE BONDS--0.1%
------------------------------------------------------------
Banks
A2               1,000    First Union Corp.,
                            9.45%, 6/15/99
                            (cost $1,104,060)              1,029,000
                                                      --------------
------------------------------------------------------------
REPURCHASE AGREEMENT--8.9%
               103,812    Joint Repurchase
                            Agreement Account
                            5.61%, 8/3/98,
                            (cost $103,812,000;
                            Note 5)                      103,812,000
                                                      --------------
                          Total short-term
                            investments
                            (cost $104,916,060)          104,841,000
                                                      --------------
------------------------------------------------------------
Total Investments--99.2%
                          (cost $1,096,772,469;
                            Note 4)                    1,151,099,452
                          Other assets in excess of
                            liabilities--0.8%              8,816,299
                                                      --------------
                          Net Assets--100%            $1,159,915,751
                                                      --------------
                                                      --------------

---------------
(a) Non-income producing security.
(b) Standard & Poor's rating.
ADR--American Depository Receipt.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Assets and Liabilities                     PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1998
Investments, at value (cost $1,096,772,469).................................................................      $1,151,099,452
Cash........................................................................................................             228,772
Receivable for investments sold.............................................................................          10,287,068
Dividends and interest receivable...........................................................................           7,917,001
Receivable for Fund shares sold.............................................................................             749,674
Prepaid expenses............................................................................................              45,886
                                                                                                                  --------------
   Total assets.............................................................................................       1,170,327,853
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................           6,728,546
Payable for Fund shares reacquired..........................................................................           2,167,343
Management fee payable......................................................................................             665,535
Distribution fee payable....................................................................................             585,949
Accrued expenses............................................................................................             264,729
                                                                                                                  --------------
   Total liabilities........................................................................................          10,412,102
                                                                                                                  --------------
Net Assets..................................................................................................      $1,159,915,751
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      920,239
   Paid-in capital in excess of par.........................................................................       1,015,617,864
                                                                                                                  --------------
                                                                                                                   1,016,538,103
   Undistributed net investment income......................................................................           1,384,812
   Accumulated net realized gain on investments.............................................................          87,665,853
   Net unrealized appreciation on investments...............................................................          54,326,983
                                                                                                                  --------------
Net assets, July 31, 1998...................................................................................      $1,159,915,751
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($485,689,864 / 38,457,582 shares of beneficial interest issued and outstanding)......................              $12.63
   Maximum sales charge (5% of offering price)..............................................................                 .66
   Maximum offering price to public.........................................................................              $13.29
Class B:
   Net asset value, offering price and redemption price per share
      ($533,353,620 / 42,414,858 shares of beneficial interest issued and outstanding)......................              $12.57
Class C:
   Net asset value, offering price and redemption price per share
      ($9,201,203 / 731,714 shares of beneficial interest issued and outstanding)...........................              $12.57
Class Z:
   Net asset value, offering price and redemption price per share
      ($131,671,064 / 10,419,748 shares of beneficial interest issued and outstanding)......................              $12.64

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

PRUDENTIAL BALANCED FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                            July 31, 1998
Income
   Interest...................................   $  36,163,798
   Dividends (net of foreign withholding taxes
      of $143,621)............................       8,602,741
                                                 -------------
      Total income............................      44,766,539
                                                 -------------
Expenses
   Management fee.............................       7,857,149
   Distribution fee--Class A..................       1,234,570
   Distribution fee--Class B..................       5,784,317
   Distribution fee--Class C..................          81,752
   Transfer agent's fees and expenses.........       2,640,000
   Reports to shareholders....................         335,000
   Custodian's fees and expenses..............         215,000
   Registration fees..........................         190,000
   Legal fees.................................          41,000
   Audit fees.................................          30,000
   Insurance..................................          24,000
   Trustees' fees and expenses................          20,000
   Miscellaneous..............................          20,078
                                                 -------------
      Total expenses..........................      18,472,866
                                                 -------------
Net investment income.........................      26,293,673
                                                 -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) on:
   Investment transactions....................     155,550,453
   Foreign currency transactions..............            (650)
                                                 -------------
                                                   155,549,803
                                                 -------------
Net change in unrealized appreciation
   (depreciation) on investments..............    (126,216,321)
                                                 -------------
Net gain on investments.......................      29,333,482
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................   $  55,627,155
                                                 -------------
                                                 -------------

PRUDENTIAL BALANCED FUND
Statement of Changes in Net Assets
Increase (Decrease)                    Year Ended July 31,
in Net Assets                         1998              1997
Operations
   Net investment income.......  $   26,293,673    $   20,934,760
   Net realized gain on
      investments and foreign
      currency transactions....     155,549,803        92,822,065
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............    (126,216,321)       97,850,789
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............      55,627,155       211,607,614
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends to shareholders
      from net investment
      income
      Class A..................     (12,700,788)       (8,678,960)
      Class B..................     (10,437,329)       (8,766,533)
      Class C..................        (148,597)          (97,195)
      Class Z..................      (3,608,837)       (2,758,541)
                                 --------------    --------------
                                    (26,895,551)      (20,301,229)
                                 --------------    --------------
   Distributions from net
      realized gains on
      investment transactions
      Class A..................     (57,771,866)      (17,250,282)
      Class B..................     (69,878,157)      (26,414,816)
      Class C..................        (920,721)         (273,589)
      Class Z..................     (14,427,869)       (6,764,801)
                                 --------------    --------------
                                   (142,998,613)      (50,703,488)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................     195,965,154       583,212,616
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........     160,126,884        65,884,101
   Cost of shares reacquired...    (341,566,835)     (220,143,556)
                                 --------------    --------------
   Net increase in net assets
      from Fund shares
      transactions.............      14,525,203       428,953,161
                                 --------------    --------------
Total increase (decrease)......     (99,741,806)      569,556,058
Net Assets
Beginning of year..............   1,259,657,557       690,101,499
                                 --------------    --------------
End of year(a).................  $1,159,915,751    $1,259,657,557
                                 --------------    --------------
                                 --------------    --------------
---------------
(a) Includes undistributed net
    investment income of.......  $    1,384,812    $    1,986,876
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Prudential Balanced Fund (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk by investing in a diversified portfolio of money market instruments, debt obligations and equity securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Any security for which the primary market is on an exchange (including Nasdaq National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $186, increase accumulated net realized gain on investments by $99,848 and decrease paid in capital by $99,662 for the year ended July 31, 1998. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's average daily net assets.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI') which acted as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensated PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and serves the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1998.

PSI has advised the Fund that it received approximately $359,000 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 1998. From these fees, PSI paid such sales charges to
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended July 31, 1998, it received approximately $820,000 and $5,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PSI, PIC, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended July 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended July 31, 1998, the Fund incurred fees of approximately $2,170,000 for the services of PMFS. As of July 31, 1998, approximately $172,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended July 31, 1998, PSI received approximately $103,500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities of the Fund, other than short-term investments, for the fiscal year ended July 31, 1998, were $1,577,446,098 and $1,693,942,904, respectively, which includes purchases and sales of U.S. government obligations of $444,746,462 and $399,778,178, respectively.

The cost basis of investments for federal income tax purposes as of July 31, 1998 was $1,096,883,147 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $54,216,305 (gross unrealized appreciation--$103,786,088; gross unrealized depreciation--$49,569,783).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1998, the Fund had a 13.7% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $103,812,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Credit Suisse First Boston Corp., 5.67%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,689, due 8/3/98. The value of the collateral including accrued interest is $180,594,823.

Bear, Stearns & Co. Inc., 5.66%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,542, due 8/3/98. The value of the collateral including accrued interest is $179,027,728.

Salomon Smith Barney Inc., 5.64%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,251, due 8/3/98. The value of the collateral including accrued interest is $178,789,931.

SBC Warburg Dillon Read Inc., 5.52% dated 7/31/98, in the principal amount of $235,118,000, repurchase price $235,226,153, due 8/3/98. The value of the collateral including accrued interest is $240,150,611.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the years ended July 31, 1998 and July 31, 1997 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    3,967,817    $  52,091,809
Shares issued in reinvestment of
  dividends and distributions.....    5,263,433       64,754,657
Shares reacquired.................   (9,908,242)    (129,373,980)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (676,992)     (12,527,514)
Shares issued upon conversion from
  Class B.........................    3,632,745       46,694,238
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,955,753    $  34,166,724
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1997:
Shares sold.......................    3,337,159    $  42,801,873
Shares issued in connection with
  acquisition of Prudential
  Allocation Fund--Strategy
  Portfolio.......................   10,702,166      148,314,174
Shares issued in reinvestment of
  dividends and distributions.....    1,818,378       23,032,477
Shares reacquired.................   (7,231,992)     (92,932,910)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    8,625,711      121,215,614
Shares issued upon conversion from
  Class B.........................    4,759,297       60,515,298
                                    -----------    -------------
Net increase in shares
  outstanding.....................   13,385,008    $ 181,730,912
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended July 31, 1998:
Shares sold.......................    5,179,076    $  67,414,895
Shares issued in reinvestment of
  dividends and distributions.....    6,244,089       76,307,531
Shares reacquired.................  (10,219,280)    (133,027,987)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    1,203,885       10,694,439
Shares reacquired upon conversion
  into Class A....................   (3,615,791)     (46,694,238)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (2,411,906)   $ (35,999,799)
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1997:
Shares sold.......................    4,838,750    $  61,524,309
Shares issued in connection with
  acquisition of Prudential
  Allocation Fund--Strategy
  Portfolio.......................   13,556,615      187,167,091
Shares issued in reinvestment of
  dividends and distributions.....    2,613,632       32,974,262
Shares reacquired.................   (7,023,090)     (89,550,269)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............   13,985,907      192,115,393
Shares reacquired upon conversion
  into Class A....................   (4,781,062)     (60,515,298)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    9,204,845    $ 131,600,095
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1998:
Shares sold.......................      323,478    $   4,203,230
Shares issued in reinvestment of
  dividends and distributions.....       84,293        1,030,457
Shares reacquired.................     (178,945)      (2,326,256)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      228,826    $   2,907,431
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1997:
Shares sold.......................      232,388    $   2,935,142
Shares issued in connection with
  acquisition of Prudential
  Allocation Fund--Strategy
  Portfolio.......................       91,197        1,259,091
Shares issued in reinvestment of
  dividends and distributions.....       28,051          354,029
Shares reacquired.................     (147,414)      (1,879,415)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      204,222    $   2,668,847
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
Year ended July 31, 1998:
Shares sold.......................    5,472,022    $  72,255,220
Shares issued in reinvestment of
  dividends and distributions.....    1,463,704       18,034,239
Shares reacquired.................   (5,753,738)     (76,838,612)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,181,988    $  13,450,847
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1997:
Shares sold.......................    2,901,740    $  37,167,348
Shares issued in connection with
  acquisition of Prudential
  Allocation Fund--Strategy
  Portfolio.......................          891           12,363
Shares issued in connection with
  acquisition of The Prudential
  Institutional Fund--Balanced
  Fund............................    8,056,026      102,031,225
Shares issued in reinvestment of
  dividends and distributions.....      752,454        9,523,333
Shares reacquired.................   (2,812,213)     (35,780,962)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    8,898,898    $ 112,953,307
                                    -----------    -------------
                                    -----------    -------------

------------------------------------------------------------
Note 7. Dividends
On September 22, 1998 the Board of Trustees of the Fund declared the following dividends per share, payable on September 30, 1998 to shareholders of record on September 25, 1998:

                                              Class B
                                   Class A     and C     Class Z
                                   --------   --------   --------
Ordinary Income..................   $ .075     $  .05    $ .0825

--------------------------------------------------------------------------------

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                     Class A
                                           -----------------------------------------------------------
                                                               Year Ended July 31,
                                           -----------------------------------------------------------
                                             1998         1997         1996         1995        1994
                                           --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $  14.01     $  11.85     $  12.04     $  11.12     $ 11.75
                                           --------     --------     --------     --------     -------
Income from investment operations
Net investment income...................        .33          .34          .31          .34         .33
Net realized and unrealized gain (loss)
   on investment transactions...........        .29         2.96          .28         1.11        (.05)
                                           --------     --------     --------     --------     -------
   Total from investment operations.....        .62         3.30          .59         1.45         .28
                                           --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income....       (.34)        (.36)        (.29)        (.33)       (.37)
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................      (1.66)        (.78)        (.49)        (.20)       (.54)
                                           --------     --------     --------     --------     -------
   Total distributions..................      (2.00)       (1.14)        (.78)        (.53)       (.91)
                                           --------     --------     --------     --------     -------
Net asset value, end of year............   $  12.63     $  14.01     $  11.85     $  12.04     $ 11.12
                                           --------     --------     --------     --------     -------
                                           --------     --------     --------     --------     -------
TOTAL RETURN(a):........................       5.05%       29.09%        4.89%       13.67%       2.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $485,690     $497,461     $262,096     $119,829     $37,512
Average net assets (000)................   $493,828     $306,717     $246,609     $ 69,754     $29,875
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.19%        1.17%        1.20%        1.22%       1.23%
   Expenses, excluding distribution
      fees..............................        .94%         .92%         .95%         .97%       1.00%
   Net investment income................       2.51%        2.84%        2.53%        2.90%       2.84%
For Class A, B, C and Z shares:
   Portfolio turnover rate..............        144%         140%          97%         201%        108%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                     Class B
                                           ------------------------------------------------------------
                                                               Year Ended July 31,
                                           ------------------------------------------------------------
                                             1998         1997         1996         1995         1994
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $  13.96     $  11.80     $  12.00     $  11.09     $  11.72
                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income...................        .24          .26          .21          .26          .24
Net realized and unrealized gain (loss)
   on investment transactions...........        .27         2.95          .28         1.10         (.05)
                                           --------     --------     --------     --------     --------
   Total from investment operations.....        .51         3.21          .49         1.36          .19
                                           --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income....       (.24)        (.27)        (.20)        (.25)        (.28)
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................      (1.66)        (.78)        (.49)        (.20)        (.54)
                                           --------     --------     --------     --------     --------
   Total distributions..................      (1.90)       (1.05)        (.69)        (.45)        (.82)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $  12.57     $  13.96     $  11.80     $  12.00     $  11.09
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(a):........................       4.28%       28.24%        4.05%       12.79%        1.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $533,354     $625,715     $420,465     $392,291     $445,609
Average net assets (000)................   $578,432     $431,425     $437,792     $409,419     $392,133
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.94%        1.92%        1.95%        1.97%        2.00%
   Expenses, excluding distribution
      fees..............................        .94%         .92%         .95%         .97%        1.00%
   Net investment income................       1.76%        2.09%        1.78%        2.34%        2.08%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                Class C                                   Class Z
                                           --------------------------------------------------     ------------------------
                                                                                    August 1,
                                                                                     1994(a)
                                                   Year Ended July 31,               through        Year Ended July 31,
                                           ------------------------------------     July 31,      ------------------------
                                             1998          1997          1996         1995           1998           1997
                                           --------        -----       --------     ---------     -----------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $13.96        $11.80        $12.00       $ 11.12       $   14.01      $  11.85
                                           --------        -----       --------     ---------     -----------     --------
Income from investment operations
Net investment income...................       .24           .26           .21           .21             .37           .46
Net realized and unrealized gain (loss)
   on investment transactions...........       .27          2.95           .28          1.12             .29          2.87
                                           --------        -----       --------     ---------     -----------     --------
   Total from investment operations.....       .51          3.21           .49          1.33             .66          3.33
                                           --------        -----       --------     ---------     -----------     --------
Less distributions
Dividends from net investment income....      (.24)         (.27)         (.20)         (.25)           (.37)         (.39)
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................     (1.66)         (.78)         (.49)         (.20)          (1.66)         (.78)
                                           --------        -----       --------     ---------     -----------     --------
   Total distributions..................     (1.90)        (1.05)         (.69)         (.45)          (2.03)        (1.17)
                                           --------        -----       --------     ---------     -----------     --------
Net asset value, end of period..........    $12.57        $13.96        $11.80       $ 12.00       $   12.64      $  14.01
                                           --------        -----       --------     ---------     -----------     --------
                                           --------        -----       --------     ---------     -----------     --------
TOTAL RETURN(b):........................      4.28%        28.24%         4.05%        12.49%           5.37%        29.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $9,201        $7,023        $3,525       $ 3,046       $ 131,671      $129,459
Average net assets (000)................    $8,175        $4,790        $2,444       $   920       $ 128,358      $ 99,391
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      1.94%         1.92%         1.95%         2.04%(d)         .94%          .92%
   Expenses, excluding distribution
      fees..............................       .94%          .92%          .95%         1.04%(d)         .94%          .92%
   Net investment income................      1.76%         2.09%         1.78%         2.20%(d)        2.76%         3.12%

                                          March 1,
                                          1996(c)
                                          through
                                          July 31,
                                            1996
                                          --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $12.16
                                          --------
Income from investment operations
Net investment income...................      .13
Net realized and unrealized gain (loss)
   on investment transactions...........     (.28)
                                          --------
   Total from investment operations.....     (.15)
                                          --------
Less distributions
Dividends from net investment income....     (.16)
Distributions from net realized gains on
   investment and foreign currency
   transactions.........................       --
                                          --------
   Total distributions..................     (.16)
                                          --------
Net asset value, end of period..........   $11.85
                                          --------
                                          --------
TOTAL RETURN(b):........................    (1.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $4,015
Average net assets (000)................   $4,217
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      .95%(d)
   Expenses, excluding distribution
      fees..............................      .95%(d)
   Net investment income................     2.72%(d)

---------------
(a) Commencement of offering of Class C shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Report of Independent Accountants                       PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Balanced Fund (the 'Fund') (formerly Prudential Allocation Fund--Balanced Portfolio) at July 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended July 31, 1996 were audited by other independent accountants, whose opinion dated September 16, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 17, 1998

Tax Information (Unaudited)                            PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 1998) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 1998, dividends paid from net investment income were $.3425 per share for Class A shares, $.2425 per share for Class B and Class C shares and $.3725 per share for Class Z shares, which are taxable as ordinary income. In addition, the Fund paid to Class A, B, C and Z shares a short-term capital gain distribution of $.505, which is taxable as ordinary income and a long-term capital gain distribution of $1.15, of which $.6077 is taxable at 20% and $.5423 is taxable at 28%.

We also wish to advise you that 11.5% of the dividends paid from ordinary income in the fiscal year ended July 31, 1998 qualified for the corporate dividends received deduction available to corporate tax payers.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 4.10% of the dividends paid from ordinary income in the fiscal year ended July 31, 1998 qualify for each of these states' tax exclusion.
In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------
                                       20

Comparing A $10,000 Investment.
Prudential Balanced Fund vs. The Lehman Brothers
Government/Corporate Bond Index and the S&P 500.

// Prudential Balanced Fund
-- Lehman Bros. Gov't./Corp. Bond Inde
-  S&P 500 Index

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Balanced Fund (Class A, Class B, Class C and Class Z) with similar investments in the Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A, C, and Z shares, and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (July 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, 1994 for Class C shares, and 1996 for Class
Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1998; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. Class Z shares are not subject to a sales charge or distribution fee.

The Lehman Brothers Government/Corporate Bond Index is a weighted index comprised of public, fixed-rate, non-convertible domestic corporate debt securities that are rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 is a market capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Both the Lehman Brothers Government/Corporate Bond Index and the S&P 500 are unmanaged indexes and include the reinvestment of all dividends and interests, as appropriate, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in these indexes may differ substantially from the securities in each of the Fund's portfolios. The Lehman Brothers Government/Corporate Bond Index and the S&P 500 are not the only indexes that may be used to characterize performance of balanced funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Best Year:     1991    22.27%
Worst Year:    1994    -2.83%

                Class A
                (CHART)


Average Annual Total Returns - Class A
With Sales Load
10.97% Since Inception
 9.48% for 5 Years
-0.20% for 1 Year

Without Sales Load
11.64% 	Since Inception
10.61%  for 5 Years
 5.05%  for 1 Year

Best Year:     1991    21.44%
Worst Year:    1994    -3.59%
                Class B
                (CHART)

Average Annual Total Returns - Class B
With Sales Load
 9.38%  Since Inception
10.58%  for 10 Years
 9.65%  for 5 Years
-0.72%  for 1 Year

Without Sales Load
 9.38%  Since Inception
10.58%  for 10 Years
 9.78%  for 5 Years
 4.28%  for 1 Year

Best Year:     1995    16.75%
Worst Year:    1997    13.48%
                Class C
                (CHART)

Average Annual Total Returns - Class C
With Sales Load
11.86%  Since Inception
 3.28%  for 1 Year

Without Sales Load
11.86%  Since Inception
 4.28%  for 1 Year

                Class Z
                (CHART)

Average Annual Total Returns - Class Z
13.11%  Since Inception
 5.37%  for 1 Year

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E. H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74431M105            MF134E
74431M204            Cat. #642032D
74431M303
74431M402